UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

ITC HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors.

On October 30, 2024, the shareholder of ITC Holdings Corp. (the “Company”) appointed Geoffrey Chatas and Brian Walker as members of the board of directors (the “Board”) of the Company, effective as of November 1, 2024.

There are no understandings or arrangements between Mr. Chatas or Mr. Walker and any other person pursuant to which Mr. Chatas or Mr. Walker were selected as directors of the Company. Neither Mr. Chatas nor Mr. Walker have any family relationship with any director or executive officer of the Company. It has not yet been determined which committees of the Board Mr. Chatas and Mr. Walker will serve.

In connection with their service as directors, both Mr. Chatas and Mr. Walker will be compensated under the Company’s standard non-employee director compensation arrangement described in the Company’s most recent Annual Report on Form 10-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 30, 2024, the shareholder of the Company adopted the Eleventh Amended and Restated Bylaws, amending the Company’s bylaws as currently in effect. The changes are effective immediately.

The primary modification in the Eleventh Amended and Restated Bylaws is to increase the size of the Board of the Company. Specifically, Section 5.02 was modified to increase the maximum size of the Board from 11 to 13 members (as before, subject to determination from time to time by the shareholder). In addition, the Eleventh Amended and Restated Bylaws include the separation of the offices of the Chief Executive Officer and President.

The above description of the modifications to the Eleventh Amended and Restated Bylaws does not purport to be a complete statement of such modifications. Such description is qualified in its entirety by reference to the Eleventh Amended and Restated Bylaws, which will be filed as an exhibit to the Company’s next Annual Report on Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.
Date: November 4, 2024	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary